                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            MCK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            MCK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        August 28, 2001
        ------------------------------------------------------------------------

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494

                                                              September 17, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of MCK Communications, Inc. (the "Company") to be held on October 22, 2001, at 12:00 p.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting").

     The Annual Meeting has been called for the purpose of (i) electing two Class II Directors for a three-year term; and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on August 23, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          GLENDA N. DAVIS
                                          President and Chief Executive Officer

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494
                                 (617) 454-6100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MCK Communications, Inc. (the "Company") will be held on October 22, 2001, at 12:00 p.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting") for the purpose of considering and voting upon:

     1. The election of two Class II Directors for a three-year term; and

     2. Such other business as may properly come before the Annual Meeting and adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on August 23, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          PAUL K. ZURLO
                                          Secretary

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                              September 17, 2001

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494
                                 (617) 454-6100

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, OCTOBER 22, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MCK Communications, Inc. ("MCK" or the "Company") for use at the Annual Meeting of Stockholders of MCK to be held on October 22, 2001, at 12:00 p.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of MCK will be asked to consider and vote upon the following matters:

     1. The election of two Class II Directors of the Company for a three-year term, with such term to continue until the annual meeting of stockholders to be held in the year 2004 (the "2004 Annual Meeting") and until such Directors' successors are duly elected and qualified; and

     2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about Monday, September 17, 2001 in connection with the notice of, and solicitation of proxies for, the Annual Meeting. The Board of Directors has fixed the close of business on August 23, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 20,230,968 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 131 stockholders of record. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary for the election of the Class II Directors.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which the instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Class II Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect.

     STOCKHOLDERS OF MCK ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND

NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Annual Meeting, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended April 30, 2001 ("Fiscal Year 2001"), is being mailed to stockholders of MCK concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board of Directors") is divided into three classes and is comprised of three Directors in Class I and two Directors in each of Class II and Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class II Directors will be elected to serve until the 2004 Annual Meeting and until such Directors' successors are duly elected and qualified. The Board of Directors has nominated Michael H. Balmuth and John B. Landry (the "Nominees") for re-election as Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of the Nominees as Directors. The Nominees have agreed to stand for election and to serve, if elected, as Directors. However, if the Nominees fail to stand for election or are unable to accept election, proxies will be voted for the election of such other persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the Nominees as Directors of the Company.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS OF THE COMPANY.

      INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five (5) meetings during Fiscal Year 2001. During Fiscal Year 2001, each of the incumbent Directors attended 100% of the total number of meetings of the Board and of the committees of which he was a member held during his term of office. The Company's Board of Directors has established an Audit Committee and a Compensation Committee.

     The Audit Committee consists entirely of Directors who meet the independence and experience requirements of the Nasdaq National Market. The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Michael Balmuth, John Landry and Paul Severino, and held four (4) meetings during Fiscal Year 2001.

     The Compensation Committee reviews and recommends the compensation arrangements for all Directors and officers, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the options or stock to be issued to eligible persons under the Company's 1996 Stock Plan and the 1999 Stock Option and Grant Plan (together, the "Stock Plans"), construes and interprets the Stock Plans, and prescribes the terms and conditions of such options or stock. The Compensation Committee also administers the Company's 2000 Employee Stock Purchase Plan. In addition, the Compensation Committee establishes, amends and revokes rules and regulations for the administration of all such plans. The Compensation Committee consists of Gregory Avis and Paul Severino, and held one meeting during Fiscal Year 2001.

INFORMATION REGARDING DIRECTORS

     Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                            NAME                              AGE    DIRECTOR SINCE
                            ----                              ---    --------------
CLASS I -- TERM EXPIRES 2003
Glenda N. Davis.............................................  44     January 2001
Steven J. Benson............................................  42     June 1997
Calvin K. Manz..............................................  48     June 1989

CLASS II -- TERM EXPIRES 2001
Michael H. Balmuth*.........................................  38     September 1997
John B. Landry*.............................................  53     September 1997

CLASS III -- TERM EXPIRES 2002
Gregory M. Avis.............................................  42     May 1996
Paul Severino...............................................  54     July 1999

---------------
* Nominee for re-election

     The principal occupation and business experience for at least the last five years of each Director of the Company is set forth below.

     Glenda N. Davis has served as President, Chief Executive Officer and Director of the Company since January 2001. From September 1998 to June 2000 Ms. Davis served as President of Fujitsu Business Communications Systems, a global provider of voice and data communications applications and services. From May 1980 to August 1998 she held increasingly senior management positions at AT&T, a provider of voice and data communications services, including Vice President of AT&T Advanced Internet Services. Ms. Davis holds a Bachelor's degree from Lewis University and an M.S. in Computer Science from DePaul University.

     Steven J. Benson has served as a Director of the Company since June 1997 and as Chairman since August 1999. Mr. Benson served as the Company's President and Chief Executive Officer from June 1997 to January 2001. From September 1992 to April 1997, he served as Senior Vice President of Worldwide Sales and Marketing at Shiva Corporation, a manufacturer of data access products. From January 1988 to August 1992, Mr. Benson served as Director of Worldwide Sales and Marketing for Lotus Development Corporation's Portable Computing Group. Mr. Benson holds a Bachelor's degree from Bentley College.

     Calvin K. Manz has served as a Director of the Company since June 1989. He founded the company in June 1989, and served as the Company's President and Chief Executive Officer until June 1997. He has served as the President and Chief Executive Officer of Odyssey Financial Inc., a financial and management advisor to technology companies, since December 1997. Mr. Manz was a Director of Telebackup Systems, Inc., a software utilities company, from June 1997 until the company merged in May 1999 with Veritas Software, a supplier of storage management software. Mr. Manz also serves as a director of International Properties Group, Ltd., a publicly-traded real estate company in Canada, and several private companies.

     Michael H. Balmuth has served as a Director of the Company since September 1997. He has served as a General Partner of Summit Accelerator Partners since August 1999. From December 1998 to August 1999, Mr. Balmuth served as a Principal of Summit Partners and a Vice President from March 1997 to December 1998. From August 1991 to February 1997, Mr. Balmuth served as a Principal at Broadview Associates. He is a director of several private companies. Mr. Balmuth holds a Bachelor's degree from Dartmouth College and an M.B.A. from Harvard University.

     John B. Landry has served as a Director of the Company since September 1997. Since 2001, Mr. Landry has been Chairman of Lead Dog Ventures, a firm providing emerging technology companies access to intellectual, relationship and financial capital. From February 1995 to 2000, Mr. Landry served as Vice President of Technology Strategy for IBM. In addition, from February 1995 to June 2000, Mr. Landry served as the Chairman of Anyday.com, an Internet calendar and personal information management company. From March 1996 to January 1999, he served as Chairman of Narrative Communications, an Internet-based advertising and direct marketing company. From December 1990 to June 1995, Mr. Landry served as the Senior Vice President of Development and Chief Technology Officer for Lotus Development Corporation. He also serves as a director of Giga Information Group, a market research firm, Interliant, an applications service provider, and Lante Corporation, a business systems integration firm, as well as several private companies. Mr. Landry holds a Bachelor's degree from Babson College.

     Gregory M. Avis has served as a Director of the Company since May 1996. Mr. Avis has served as a Managing Partner of Summit Partners since 1990, and has been a General Partner since 1987. Mr. Avis also serves as a director of Ditech Communications Corporation, a manufacturer of communications equipment, Powerwave Technologies, Inc., a designer and manufacturer of power amplifiers for wireless communications, and several privately held companies. Mr. Avis holds a Bachelor's degree from Williams College and an M.B.A. from Harvard University.

     Paul Severino has served as a Director of the Company since July 1999. He has served as the Chairman of NetCentric Corporation, a provider of Internet protocol telephony applications, since August 1997. From October 1994 to November 1996, Mr. Severino served as the Chairman of the Board of Bay Networks, Inc., after its formation from the merger of Wellfleet and Synoptics. From October 1986 to October 1994, he served as the President and Chief Executive Officer of Wellfleet Communications, Inc., a company he co-founded and which merged with Bay Networks. He is a director of Sonus Networks, Inc., a provider of voice infrastructure products, Media 100, Inc., a provider of digital video systems, Interspeed, Inc., a remote access equipment company, and SilverStream Software, Inc., an Internet software company. Mr. Severino holds a Bachelor's degree from Rensselaer Polytechnic Institute.

INFORMATION REGARDING EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Set forth below is certain information regarding each of the executive officers and key employees of the Company as of August 21, 2001.

                   NAME                     AGE                         POSITION
                   ----                     ---                         --------
Glenda N. Davis...........................  44     President & Chief Executive Officer
Paul K. Zurlo.............................  35     Senior Vice President and Chief Financial Officer
Patrick J. Curley.........................  41     Vice President, Engineering
Alfred F. Brisard.........................  37     Vice President and General Manager, Gateway Access
                                                   Business
Thomas M. Nolette.........................  44     Vice President, Manufacturing and Quality
Sarah N. Burke............................  43     Vice President, Human Resources
Deborah B. Edlund.........................  48     Vice President, U.S. Sales
Marc Flynn................................  44     Vice President, International Sales
Ann Doyle.................................  44     Vice President, Corporate Communications and
                                                   Marketing
Richard L. Norton.........................  44     Vice President, Customer Support
Mark T. Dudman............................  37     Vice President, Software Engineering

     The principal occupation and business experience for the last five years of the Company's executive officers, other than such officers who also serve as Directors, is set forth below.

     Paul K. Zurlo has served as the Company's Chief Financial Officer since September 1997 and as Senior Vice President of the Company since November 2000. From July 1995 to June 1997 he served as a Vice

President at Summit Partners, a venture capital firm. Summit Partners and its affiliates manage a number of venture capital funds, including Summit Ventures IV, L.P., Summit Subordinated Debt Fund L.P. and Summit Investors III, L.P., which are all stockholders of MCK. From July 1993 to July 1995, Mr. Zurlo was a consultant with Bain & Company. Mr. Zurlo holds a Bachelor's degree from Georgetown University and an M.B.A. from Harvard University.

     Patrick J. Curley has served as the Company's Vice President of Engineering since May 1998. From July 1994 to March 1998, he served as Director and Vice President of Engineering at Windata, Inc., a wireless local area networking company. From September 1991 to June 1994, Mr. Curley served as Director of Engineering at PictureTel Corporation, a video and data conferencing company. He holds a Bachelor's degree from Boston University.

     Alfred F. Brisard has served as the Company's Vice President and General Manager of Gateway Access since February 2001. From October 1999 until February 2001, Mr. Brisard was the Company's Vice President of Marketing. From November 1997 to September 1999 he served as Director of Marketing and Business Development -- New Business Initiatives for 3Com Corporation, a provider of information access products and network system solutions. From April 1996 to November 1997, Mr. Brisard served as Product Line Manager for the OEM Business Unit of Compaq/Microcom, Inc., which develops and markets computer hardware, software and services. From March 1994 to March 1996 he served as Senior Product Manager, and from September 1992 to March 1994 as a Staff Director, for Bell Atlantic Corp., formerly NYNEX. Mr. Brisard holds a Bachelor's degree from Northeastern University School of Engineering and an M.B.A. from Boston College.

     Thomas M. Nolette has served as the Company's Vice President of Manufacturing and Quality since May 2001. From August 1999 to May 2001, Mr. Nolette was Senior Director of Operations for Motorola Multi Service Networks Group, a division of Motorola's Commercial, Government Information Systems Sector, a communications enterprise. From June 1998 to August 1999 he was Senior Director of Quality for Motorola's Internet and Networking Group. From July 1996 to June 1998, Mr. Nolette was Director of Operations, Customer Service and Quality for Motorola's Modem Division and from December 1990 to July 1996 he was Director of Operations for the Wireless Data Group at Motorola. Mr. Nolette holds a Bachelor's degree from the University of Massachusetts.

     Sarah N. Burke has served as the Company's Vice President of Human Resources since May 2001. From October 1999 to May 2001, Ms. Burke served as the Company's Director of Human Resources. From November 1990 through October 1999 she held increasingly senior management positions at Ardent Software, a global data management software company, including Vice President of Human Resources. Ms. Burke graduated from The Katherine Gibbs School and received a Certificate of Human Resources from Bentley College.

     Deborah B. Edlund has served as the Company's Vice President of U.S. Sales since May 2001. From September 1999 to April 2001, Ms. Edlund was Vice President of Indirect Channel Sales for Fujitsu Business Communications Systems. From January 1997 to August 1999 she served as Area Vice President - Sales for Lucent Technologies Enterprise Business Systems, a provider of business communications systems for large businesses and from October 1996 to December 1997, Ms. Edlund served as General Territory Manager for Lucent Technologies Enterprise Business Systems.

     Marc Flynn has served as the Company's Vice President of International Sales since May 2001. From October 1999 to May 2001 he was Canadian Sales Director for the Company. From September 1995 to October 1999, Mr. Flynn was Canadian Sales Manager for Adtran Inc. a developer of high-speed digital transmission equipment for use in telecommunications networks. Mr. Flynn holds a degree in Computers and Electronics from St. Laurent College in Montreal Canada.

     Ann Doyle has served as the Company's Vice President of Corporate Communications and Marketing since May 2001. From May 2000 to August 2000, Ms. Doyle was Vice President of Marketing for CO Space, Inc. a carrier and telecom hotel for peering and colocation. From March 2000 to April 2000, Ms. Doyle was a marketing consultant for OneWarranty.com, a multi-manufacturer supported warranty registration company.

From June 1980 to October 1999 she held various increasingly senior management positions at Bell Atlantic and NYNEX, including her most recent position as Director, Business and Services Administration at Bell Atlantic Ms. Doyle holds a Bachelor's degree from the University of Massachusetts and an M.B.A. from Boston University.

     Richard L. Norton has served as the Company's Vice President of Customer Support since May 2001. From February 1995 to May 2001, Mr. Norton was Director of Worldwide Field Operations at Teloquent Communications, providing customer interaction centers integrating voice, web and email services. Mr. Norton holds a Bachelor's degree from Northeastern University.

     Mark T. Dudman has served as the Company's Vice President of Software Engineering since July 2001. From September 1999 to June 2001, Mr. Dudman was Vice President of Research and Development for eDial, Inc, an application service provider in the phone-to-phone telephony market. From January 1996 to September 1999, Mr. Dudman worked for Comverse Network Systems, from July 1997 to September 1999 as Senior Director of Research and Development - Asia Pacific Region and from January 1996 to August 1996 as Manager of Custom Applications. Mr. Dudman holds a Bachelor's degree from the Rochester Institute of Technology.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     MCK does not currently compensate its Directors, but they are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or its committees. The Company's Directors are generally eligible to participate in the 1996 Stock Option Plan and the 1999 Stock Option and Grant Plan. In addition, pursuant to the terms of the Company's 2000 Director Stock Option Plan, each Director who becomes an eligible Director after November 1, 2000, shall be granted an option to purchase 50,000 shares of Common Stock on the date that such person first becomes an eligible Director (the "Initial Grants"). Initial Grants shall vest in quarterly installments, subject to the grantee's continued service as a Director of the Company or its subsidiaries, over a period of 3 years (1/12th of the total option shares vest every 3 months). Additionally, grantees may immediately exercise the Initial Grants, subject to the Company's right to repurchase any unvested shares upon the termination of the Director's continued service as a Director of the Company or its subsidiaries. Further, on the date of each annual meeting of the stockholders of the Company, each eligible Director will automatically be granted an additional option to purchase 10,000 shares of Common Stock, if after such annual meeting of the stockholders the Director will continue to be an eligible Director (the "Annual Grants"). Annual Grants shall be fully vested and immediately exercisable on the date of grant. All options granted under the Director Plan shall have an exercise price equal to 100% of the fair market value of the Common Stock (generally determined as the closing sales price on the Nasdaq National Market) on the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

     The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during Fiscal Year 2001. These executives are referred to as the "Named Executive Officers" elsewhere in this Proxy Statement.

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other Named Executive Officers during each of fiscal years ended April 30, 1999, April 30, 2000 and April 30, 2001 respectively.

                                                                        LONG TERM COMPENSATION AWARDS
                                                                   ----------------------------------------
                                        ANNUAL COMPENSATION        RESTRICTED    SECURITIES     ALL OTHER
                                    ----------------------------     STOCK       UNDERLYING    COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)   AWARDS(#)     OPTIONS(#)       ($)(1)
   ---------------------------      ----    ---------   --------   ----------   ------------   ------------

Glenda N. Davis(2)................  2001    $ 88,657    $ 75,000    100,000       500,000          $ 25
  President and CEO                 2000          --          --         --            --            --
                                    1999          --          --         --            --            --

Steven J. Benson(3)...............  2001     299,594     496,250         --       400,000           704
  Chairman                          2000     290,992     265,000    107,100            --           876
                                    1999     271,356     243,268         --       244,629           660

Jeffrey P. Dickerson..............  2001     136,700     108,749         --       100,000           291
  Vice President of Sales           2000     122,830     183,387     53,550        20,000           258
                                    1999     120,001      75,568         --        32,217           264

Paul K. Zurlo.....................  2001     168,458      37,000         --       100,000           301
  Chief Financial Officer           2000     156,551      32,910     53,550            --           305
                                    1999     109,584      34,258         --        36,010           290

Alfred F. Brisard(4)..............  2001     130,005      22,812         --        60,000           227
  Vice President and                2000      75,836       8,021     22,950       130,050            76
  General Manager of                1999          --          --         --            --            --
  Gateway Access

Ross J. LaBarbera(5)..............  2001     132,478      90,000         --        62,500            --
  Vice President and                2000          --          --         --            --            --
  General Manager ABU               1999          --          --         --            --            --

---------------
(1) Represents premiums paid for life insurance.

(2) Ms. Davis was hired as President and CEO of the Company in January 2001.

(3) Mr. Benson served as President and CEO of the Company from June 1997 to January 2001.

(4) Mr. Brisard began employment with the Company in October 1999.

(5) Mr. LaBarbera served as Vice President and General Manager, ABU from June 14, 2000 to July 2001.

     Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers who received options during Fiscal Year 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                             -----------------------------------------------
                                           PERCENT
                                           OF TOTAL
                                           OPTIONS
                               NUMBER     GRANTED TO                           POTENTIAL REALIZABLE VALUE AT
                                 OF       EMPLOYEES    EXERCISE                ASSUMED ANNUAL RATES OF STOCK
                             SECURITIES    EXERCISE     RATES                   PRICE APPRECIATES FOR OPTION
                             UNDERLYING    RATES IN    OR BASE                            TERM(1)
                              OPTIONS       FISCAL      PRICE     EXPIRATION   ------------------------------
           NAME               GRANTED      YEAR(#)      ($/SH)       DATE          5%($)           10%($)
           ----              ----------   ----------   --------   ----------   -------------   --------------
Glenda N. Davis............   500,000        16.0%      $ 2.53     03/12/11    $2,061,529.04   $ 3,282,640.46

Steven J. Benson...........   400,000        12.8        16.50     11/01/10    10,750,704.54    17,118,700.24

Jeffrey P. Dickerson.......    50,000         1.6        20.13     07/12/10     1,639,075.22     2,609,953.35
                               50,000         1.6         4.44     12/21/10       361,411.00       575,486.61

Paul K. Zurlo..............    50,000         1.6        20.13     07/12/10     1,639,075.22     2,609,953.35
                               50,000         1.6         4.38     01/18/11       356,320.70       567,381.16

Alfred F. Brisard..........    35,000         1.1        20.13     07/12/10     1,147,352.65     1,826,967.35
                               25,000         0.8         4.38     01/18/11       178,160.35       283,690.58

Ross J. LaBarbera..........    50,000         1.6        21.13     06/16/10     1,720,519.95     2,739.640.47
                               12,500         0.4         5.81     11/30/10       118,349.38       188,451.60

---------------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     Option Exercises and Option Values. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock held by the Named Executive Officers as of April 30, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF
                                                         SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS          IN THE MONEY OPTIONS
                              SHARES                     AT APRIL 30, 2001(#)         AT APRIL 30, 2001($)(1)
                            ACQUIRED ON     VALUE     ---------------------------   ---------------------------
           NAME             EXERCISE(#)   REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   ---------   -----------   -------------   -----------   -------------
Glenda N. Davis...........        --             --          --            --                --             --

Steven J. Benson..........        --             --     137,583        76,446       $333,220.66    $185,149.23

Jeffrey P. Dickerson......        --             --      10,749         7,517         26,033.66      18,205.88
                                  --             --       4,622         3,028         10,741.17       7,036.84

Paul K. Zurlo.............     4,463      $9,762.81         159         3,028            369.50       7,036.84
                                  --             --      12,407         8,862         30,049.27      21,463.42
Alfred F. Brisard.........        --             --          --            --                --             --
Ross J. LaBarbera.........        --             --      67,962            --        171,196.28             --

---------------
(1) Based on the last reported sale price on the Nasdaq National Market on April 30, 2001 less the option exercise price. As of April 30, 2001 there were 972,550 options held by the Named Executive Officers of MCK for which the exercise price of the option was in excess of the market price.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     We entered into a severance agreement with Glenda N. Davis on January 15, 2001. The severance agreement provides that, in the event Ms. Davis' employment is terminated without cause, Ms. Davis will continue to receive salary and benefits for (i) six months if such termination is prior to the first anniversary of her employment with the Company or (ii) one year if such termination is after the first anniversary of her employment with the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Gregory Avis and Paul Severino. Mr. Avis and Mr. Severino are both non-employee directors.

COMPENSATION COMMITTEE POLICY

     Compensation Policies for Executive Officers. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the telecommunications equipment industry, thereby allowing MCK to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

     The compensation of the Company's executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option grants under the Stock Plans.

     The Compensation Committee has determined that the base salaries of executive officers should be set at levels that are competitive with those in the telecommunications equipment industry. In addition, the Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock options to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance. The Compensation Committee also has determined that any stock option or other equity-based compensation should involve long-term vesting to encourage tenure and enhancement of stockholder value over the long-term.

     Base Salary and Bonuses. Base salaries, bonuses and other compensation for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities within the telecommunications equipment industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officers and any change in the responsibilities assumed by the executive officers. Salary adjustments are normally determined and made on an annual basis.

     Restricted Stock and Stock Option Grants. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a long-term incentive to encourage tenure; and align the interests of the Company's executives with those of its stockholders. In determining whether to grant restricted stock or stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. The Compensation Committee also may grant restricted stock or stock options for executive retention purposes, taking into account, among other things, general industry practices. Restricted stock and stock options typically vest over four years in order to encourage performance over the long-term. Stock options generally have been granted with five and ten-year terms and an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

     The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 8 and the compensation for the Chief Executive Officer is also discussed below.

COMPENSATION OF CHIEF EXECUTIVE OFFICERS DURING FISCAL YEAR 2001

     Glenda N. Davis, the current CEO of the Company, received a base salary of $300,000 for Fiscal Year 2001. Ms. Davis was also awarded a signing bonus of $75,000 in Fiscal Year 2001. Ms Davis was also awarded a non-qualified stock option grant of 500,000 shares and a restricted stock grant of 100,000 shares. All shares vest over four years. Steven Benson, the former CEO of the Company, received a base salary of $300,000 for Fiscal Year 2001. This represented an increase of approximately 3.4% from the fiscal year ended April 30, 2000. Mr. Benson was awarded a cash bonus of $206,250 in Fiscal Year 2001 based on the achievement of certain metrics and personal objectives which included, but were not limited to, the Company's achievement of certain revenue and earnings goals. During Fiscal Year 2001 Mr. Benson also received a cash bonus of $290,000 based on his having met certain metrics and objective during the fiscal year ended April 30, 2000.

                                          COMPENSATION COMMITTEE

                                          GREGORY M. AVIS
                                          PAUL SEVERINO

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since October 22, 1999 all executive officer compensation decisions have been made by the Compensation Committee or the full Board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee is an officer of the Company. The current members of the Compensation Committee are Gregory Avis and Paul Severino. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during Fiscal Year 2001.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The roles and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors in 2000. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the board of Directors for approval. Management has the primary responsibility for the preparation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2001 with the Company's management and has discussed with Ernst & Young LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Ernst & Young LLP their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal Year 2001, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          MICHAEL H. BALMUTH
                                          JOHN B. LANDRY
                                          PAUL SEVERINO

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Telecommunications Stock Index, for the period commencing October 22, 1999 and ending April 30, 2001. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Telecommunications Stock Index on October 22, 1999, the date of the Company's initial public offering, and the reinvestment of all dividends.

[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------------
                                                10/22/1999             4/30/2000              4/30/2001
--------------------------------------------------------------------------------------------------------------
 MCK Communications, Inc.                        $100.00                $117.85                $ 15.75
--------------------------------------------------------------------------------------------------------------
 Nasdaq Stock Market (U.S. Companies)            $100.00                $195.31                $ 74.54
--------------------------------------------------------------------------------------------------------------
 Nasdaq Telecommunications                       $100.00                $136.91                $ 52.61
--------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 13, 2001, MCK issued restricted stock to Glenda Davis as described in the Report of the Compensation Committee. The Company accepted a promissory note as consideration for the restricted stock in the principal amount of $253,020 for 100,000 shares of Common Stock. The promissory notes bears interest at a compound annual rate of 5.58%. The principal amount of the promissory note and any accrued and unpaid interest is required to be repaid with the net, after-tax proceeds from the sale of the restricted stock granted to Ms. Davis and paid for with this promissory note. The principal amount of the promissory note and any accrued and unpaid interest are due and payable on March 13, 2005. The restricted stock vests 1/4th on the first anniversary of the date of grant and 1/48th of the shares monthly thereafter.

CONFLICTS OF INTEREST

     Conflicts of interest may arise in the course of business transactions between the Company, its officers, Directors and principal stockholders, and their affiliates. The Company believes that the transactions in which it was a party as described above were at terms no less favorable than the Company would have obtained from unaffiliated third parties. In connection with the Company's initial public offering, the Company adopted a policy that all future transactions between the Company and its officers, Directors or other affiliates (other than compensation and employment matters) be reviewed by the Board of Directors on an on-going basis and submitted to the Audit Committee or other comparable body for review where appropriate.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficial ownership of Common Stock as of August 21, 2001 by:

     - all persons who own beneficially 5% or more of the Company's Common
       Stock;

     - the Chief Executive Officer and each of the other Named Executive
       Officers;

     - each of the Company's Directors; and

     - all Directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned, subject to the community property laws, where these rules, beneficial ownership includes any shares which the individual or entity has sole or shared voting or investment power and shares of Common Stock subject to options held that are currently exercisable or exercisable within 60 days of August 21, 2001. The applicable percentage of "beneficial ownership" is based upon 20,230,968 shares of Common Stock outstanding.

                                                               BENEFICIAL OWNERSHIP
                                                              ----------------------
                  NAME OF BENEFICIAL OWNER                     SHARES     PERCENTAGE
                  ------------------------                    ---------   ----------
Summit Partners (1).........................................  2,286,287      11.3%
Putnam Investments, Inc.(2).................................  1,542,000       7.6
033 Asset Management LLC(3).................................  1,128,000       5.6
Glenda N. Davis.............................................    104,000         *
Steven J. Benson (4)........................................  1,038,773       5.1
Alfred F. Brisard (5).......................................     87,725         *
Paul K. Zurlo (6)...........................................    176,707         *
Ross J. LaBarbera(7)........................................    129,023         *
Jeffrey P. Dickerson(8).....................................     74,241         *
John B. Landry (9)..........................................     68,649         *
Calvin K. Manz (10).........................................  2,703,449      13.4
Paul Severino (11)..........................................     61,087         *
All executive officers and directors as a group (18
  persons)(12)..............................................  6,895,998      33.3

---------------

  *  Represents less than 1% of the outstanding shares.

 (1) Represents 2,085,015 shares held by Summit Ventures IV, L.P., 95,454 shares held by Summit Subordinated Debt Fund, L.P., 1,090 shares held by Summit Investments Holdings Trust, 9,037 shares held by Summit Investors Holding Trust, and 95,691 shares held by Summit Investors III, LP. Summit Ventures IV, L.P., Summit Subordinated Debt Fund, L.P., Summit Investments Holdings Trust, Summit Investors Holding Trust, and Summit Investors III, L.P. are part of an affiliated group of investment partnerships referred to, collectively, as Summit Partners. Summit Partners, LLC through an investment committee, has voting and dispositive authority over the shares held by Summit Ventures

     IV, L.P., Summit Debt Fund L.P., Summit Investments Holdings Trust, Summit Investors Holding Trust, and Summit Investors III, L.P.

 (2) Based solely on information contained in a Schedule 13G filed with the SEC on April 10, 2001.

 (3) Based solely on information contained in a Schedule 13G filed with the SEC on March 30, 2001.

 (4) Includes 168,161 shares underlying options granted to Mr. Benson which are exercisable within 60 days of August 21, 2001 and 138,465 shares owned by the Benson Family Limited Partnership, of which Mr. Benson is the general partner and two trust for his minor children are the limited partners.

 (5) Includes 73,775 shares underlying options granted to Mr. Brisard which are exercisable within 60 days of August 21, 2001.

 (6) Includes 32,693 shares underlying options granted to Mr. Zurlo which are exercisable within 60 days of August 21, 2001.

 (7) Includes 87,493 shares underlying options granted to Mr. LaBarbera which are exercisable within 60 days of August 21, 2001.

 (8) Includes 33,959 shares underlying options granted to Mr. Dickerson which are exercisable within 60 days of August 21, 2001.

 (9) Includes 14,212 shares underlying options granted to Mr. Landry which are exercisable within 60 days of August 21, 2001.

(10) Represents shares held by Manz Developments, Inc, of which Mr. Manz holds 100% of the voting stock and 48% of the total equity.

(11) Includes 27,800 shares underlying options granted to Mr. Severino which are exercisable within 60 days of August 21, 2001.

(12) Includes 483,323 shares underlying options granted to the Directors and executive officers which are exercisable with 60 days of August 21, 2001.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of stockholders must be received by the Company on or before June 24, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting or (ii) the 90th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Secretary, MCK Communications, Inc., 117 Kendrick Street, Needham, MA 02494.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors, on recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, as the auditors for the fiscal year ending April 30, 2002. The firm of Ernst & Young LLP has served as the Company's independent public accountants since September 1997. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

     Audit Fees. The Company incurred audit fees totaling approximately $77,000 in connection with Ernst & Young LLP's audit of the company's annual financial statements for Fiscal Year 2001 and for Ernst & Young LLP's review of the Company's Quarterly Reports on Form 10-Q filed during Fiscal Year 2001.

     Financial Information Systems Design and Implementation Fees. During Fiscal Year 2001, Ernst & Young LLP did not provide any information systems design or related technology services to the Company.

     All Other Fees. During Fiscal Year 2001, the Company paid Ernst & Young LLP a total of approximately $296,000 for tax and other consulting services rendered.

     The Audit Committee has considered whether the provision of the services described above under the caption "All Other Fees" is compatible with maintaining Ernst & Young LLP's independence.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Commission and Nasdaq. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company by the Section 16 Persons, or written representations from such Section 16 Persons, all Section 16(a) filing requirements were satisfied, except that Glenda Davis inadvertently filed a Form 3 late and Paul Severino inadvertently filed a Form 4 late.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            MCK COMMUNICATIONS, INC.

                                   PROXY FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of MCK COMMUNICATIONS, INC., a Delaware corporation hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement, each dated September 17, 2001, and hereby appoints Glenda Davis and Paul Zurio, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of stockholders to be held at the offices of McDermott, Will & Emery, 28 State Street, Boston, Massachusetts, 02109, on October 22, 2001 at 12:00 p.m. local time, and any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote thereat then and there personally present, on the matters in the manner set forth on the reverse side.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            MCK COMMUNICATIONS, INC.

                                OCTOBER 22, 2001


                Please Detach and Mail in the Envelope Provided


A [X]  PLEASE MARK YOUR
       VOTES AS IN THE
       EXAMPLE.
                                               WITHHOLD
                 FOR all nominees         AUTHORITY to vote
              listed at right (except     for all nominees
                   as indicated)           listed at right
1.  Proposal to       [ ]                       [ ]        NOMINEES:
    Elect the Two                                             Michael H. Balmuth
    Nominees                                                  John B. Landry
    listed at right
    as members of Our Board of Directors.

INSTRUCTIONS:  IF YOU WISH TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH SUCH
NOMINEE'S NAME ON THE LIST AT RIGHT.

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the annual meeting, or any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION IS
INDICATED, THIS PROXY WILL BE VOTED FOR THE TWO LISTED NOMINEES
FOR ELECTION AS DIRECTORS.

BOTH OF THE FOREGOING ATTORNEYS-IN-FACT OR THEIR SUBSTITUTES OR, IF ONLY ONE SHALL BE PRESENT AND ACTING AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S)
OR POSTPONEMENT(S) THEREOF, THE ATTORNEY-IN-FACT SO PRESENT, SHALL HAVE
AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEY-IN-FACT HEREUNDER.


Signature ______________________________________  Signature _____________________________________  Dated _______, 2001

NOTE:  THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDERS EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON.
       PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD AS JOINT TENANTS OR AS
       COMMUNITY PROPERTY, BOTH SHOULD SIGN.